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Exhibit 77Q1 - Additional Items

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 15, the registrant has included the complete list of foreign sub-custodians below.

Item 15

CUSTODIAN:  CITIBANK N.A.
Country                     Subcustodian Name                                                                  City
Argentina                   Citibank N.A.                                                                      Buenos Aires
Australia                   Citigroup Pty. Limited                                                             Melbourne
Austria                     Citibank N.A.                                                                      Milan
Bahrain                     HongKong & Shanghai Banking Corporation Ltd acting through its agent HSBC Bank MiddManama
Bangladesh                  Standard Chartered Bank                                                            Dhaka
Belgium                     Citibank International plc                                                         London
Belgium                     Euroclear Bank s.a.n.v.                                                            Brussels
Bermuda                     HongKong & Shanghai Banking Corporation Ltd acting through its agent Bank of BermudHamilton
Bosnia                      Bank Austria Creditanstalt AG (Vienna) acting through its agent HVB Central Profit Sarajevo
Botswana                    Barclays Bank of Botswana Ltd.                                                     Gaborone
Brazil                      Citibank N.A.                                                                      Sao Paulo
Bulgaria                    ING Bank Bulgaria N.V. Sofia Branch                                                 Bulgaria
Canada                      Citibank Canada                                                                    Toronto
Chile                       Banco de Chile                                                                     Santiago
China                       Citibank N.A.Citibank (China) Co. Ltd                                              Hong Kong & Shanghai
Colombia                    Cititrust Colombia S.A. Sociedad Fiduciaria                                        Santa Fe de Bogota
Costa Rica                  Banco BCT S.A.                                                                     San Jose
Croatia                     Privredna Banka Zagreb d.d.                                                        Zagreb
Cyprus                      Hellenic Bank Limited                                                              Nicosia
Czech Republic               Citibank Europe plc organizacni slozka                                            Praha
Denmark                     Nordea Bank Danmark AS                                                             Taastrup
Egypt                       Citibank N.A.                                                                      Garden City Cairo
Estonia                     AS Hansabank                                                                       Tallinn
Finland                     Nordea Bank Finland Plc.                                                           Helsinki
France                      Citibank International Plc.                                                        London
Germany                     Citigroup Global Markets Deutschland AG & Co. KgaA                                 Frankfurt
Ghana                       Barclays Bank of Ghana Limited                                                     Accra
Greece                      Citibank International Plc.                                                         Athens
Hong Kong                   Citibank N.A.                                                                      Hong Kong
Hungary                     Citibank Europe plc Hungarian Branch Office                                        Budapest
Iceland (Equities)          Kaupthing Bank hf acting through its agent Arion Custody Services                  Reykjavik
Iceland (Fixed Income)      Clearstream Banking                                                                Luxembourg
India                       Citibank N.A.                                                                      Mumbai
Indonesia                   Citibank N.A.                                                                      Jakarta
Ireland                     Citibank N.A.                                                                      London
Israel                      Citibank N.A.                                                                      Tel Aviv
Italy                       Citibank N.A.                                                                      Milan
Jamaica                     Scotia DBG Investments Management Limited                                          Kingston
Japan                       Citibank Japan Limited                                                             Tokyo
Jordan                      HongKong & Shanghai Banking Corporation Ltd acting through its agent HSBC Bank MiddAmman
Kazakhstan                  JSC Citibank Kazakhstan                                                            Almaty
Kenya                       Barclays Bank of Kenya Limited                                                     Nairobi
Korea                       Citibank Korea Inc.                                                                Seoul
Kuwait                      HongKong & Shanghai Banking Corporation Ltd acting through its agent HSBC Middle EaSafat
Latvia                      AS Hansabank acting through its agent Hansabanka AS                                Tallinn
Lebanon                     HongKong & Shanghai Banking Corporation Ltd acting through its agent HSBC Bank MiddBeirut
Lithuania                   AS Hansabank acting through its agent AB Bankas Hansabankas                        Tallinn
Luxembourg                  Clearstream Banking                                                                Luxembourg
Malaysia                    Citibank Berhad                                                                    Kuala Lumpur
Malta                       HongKong & Shanghai Banking Corporation Ltd acting through its agent HSBC Bank MaltValletta
Mexico                      Banco Nacional de Mexico S.A.                                                      Santa Fe D.F
Morocco                     Citibank Maghreb                                                                   Casablanca
Mauritius                   HongKong & Shanghai Banking Corporation Ltd acting through its agent HSBC Bank MiddPort Louis
Namibia                     Standard Bank of South Africa Ltd acting through its agent Standard Bank Namibia LtWindhoek
Netherlands                 Citibank International Plc.                                                        London
New Zealand                 Citibank N.A.                                                                       Auckland
Nigeria                     Standard Bank of South Africa Ltd acting through its agent Stanbic Bank Nigeria LimLagos
Norway                      Nordea Bank Norge ASA                                                              Oslo
Oman                        HongKong & Shanghai Banking Corporation Ltd acting through its agent HSBC Bank MiddRuwi
Pakistan                    Citibank N.A.                                                                       Karachi
Palestine                   HongKong & Shanghai Banking Corporation Ltd acting through its agent HSBC Bank MiddRamallah
Panama                      HSBC Bank (Panama) SA                                                              Panama City
Peru                        Citibank del Peru S.A.                                                             Lima
Philippines                 Citibank N.A.                                                                      Makati Metro
Poland                      Bank Handlowy w Warszawie SA                                                       Warsaw
Portugal                    Citibank International Plc.                                                        Lisboa
Qatar                       HongKong & Shanghai Banking Corporation Ltd acting through its agent HSBC Bank MiddDoha
Romania                     Citibank Europe plc Dublin Romania Branch                                          Bucharest
Russia                      ZAO Citibank                                                                       Moscow
Saudi Arabia                HongKong & Shanghai Banking Corporation Ltd acting through its agent The Saudi BritRiyadh
Serbia                      Bank Austria Creditanstalt AG (Vienna) acting through its agent UniCredit Bank SerbBelgrade
Singapore                   Citibank N.A.                                                                      Singapore
Slovak Republic             Citibank Europe plc pobocka zahranicnej banky                                      Bratislava
Slovenia                    UniCredit Banka Slovenija d.d.. Ljubljana.                                          Ljubljana
South Africa                FirstRand Bank Ltd acting through its Division FNB Corporate Custody Services      Johannesburg
Spain                       Citibank International Plc.                                                        Madrid
Sri Lanka                   Citibank N.A.                                                                      Colombo
Sweden                      Citibank International PLC Sweden Branch                                           Stockholm
Switzerland                 Citibank N.A.                                                                      London
Taiwan                      Citibank N.A.                                                                      Taipei
Thailand                    Citibank N.A.                                                                      Bangkok
Tunisia                     Banque International Arabe de Tunisie                                              Bourguida
Turkey                      Citibank A.S.                                                                      Istanbul
Uganda                      Barclays Bank of Uganda Limited                                                    Kampala
United Arab Emirates Abu DhaHongKong & Shanghai Banking Corporation Ltd acting through its agent HSBC Bank MiddDubai
United Arab Emirates DIFX   HongKong & Shanghai Banking Corporation Ltd acting through its agent HSBC Bank MiddDubai
United Arab Emirates Dubai  HongKong & Shanghai Banking Corporation Ltd acting through its agent HSBC Bank MiddDubai
Ukraine                     JSCB Citibank (Ukraine)                                                             Kyiv
United Kingdom              Citibank N.A.                                                                      London
United States               Citibank N.A.                                                                      New York
Venezuela                   Citibank N.A.                                                                      Grande Caracas
Vietnam                     Citibank N.A.                                                                      Ha Noi
Zambia                      Barclays Bank of Zambia plc.                                                       Lusaka
Zimbabwe                    Barclays Bank of Zimbabwe Ltd.                                                     Harare
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